BLACKROCK FUNDS II
BlackRock Multi-Sector Bond Portfolio
(the “Fund”)

Supplement dated June 29, 2012 to the
Prospectus, dated January 27, 2012

This Supplement amends the Supplement dated April 30, 2012 to the Prospectus of the Fund (the “April Supplement”).

The effective date of all of the changes to the Prospectus of the Fund noted in the April Supplement is now July 2, 2012.

Shareholders should retain this Supplement for future reference.

ALLPRO-MSB2-0612SUP